SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                                                      [X]
Filed by a party other than the registrant                                   [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement       [ ] Confidential, for use of the
                                               Commission. Only (as permitted by
                                               Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12


                            Advance Financial Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
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         (4) Date Filed:
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

                     [ADVANCE FINANCIAL BANCORP LETTERHEAD]




September 24, 2003

Dear Stockholder:

         On behalf of the Board of Directors and management of Advance Financial Bancorp (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Wintersville office, 805 Main Street, Wintersville, Ohio, on October 21, 2003, at 9:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending June 30, 2004. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card. Please note that if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the annual meeting.

                                           Sincerely,


                                           /s/Stephen M. Gagliardi
                                           -------------------------------------
                                           Stephen M. Gagliardi
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Advance Financial Bancorp (the "Company"), will be held at the Wintersville office, 805 Main Street, Wintersville, Ohio, on October 21, 2003, at 9:00 a.m., local time, for the following purposes:

1.       To elect two directors of the Company; and

2. To ratify the appointment of S.R. Snodgrass, A.C. as independent accountants of the Company for the fiscal year ending June 30, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on September 3, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended June 30, 2003 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Florence K. McAlpine
                                              ----------------------------------
                                              Florence K. McAlpine
                                              Corporate Secretary
Wellsburg, West Virginia
September 24, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advance Financial Bancorp (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Wintersville office, 805 Main Street, Wintersville, Ohio, on October 21, 2003, at 9:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 24, 2003.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1; (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Florence K. McAlpine at 1015 Commerce Street, Wellsburg, West Virginia 26070) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on September 3, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 932,285 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Certificate of Incorporation of the Company (the "Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                 Percent of Shares of
                                          Amount and Nature of       Common Stock
Name and Address of Beneficial Owner      Beneficial Ownership      Outstanding (%)
------------------------------------      --------------------      ---------------
Advance Financial Savings Bank
Employee Stock Ownership Plan ("ESOP")
1015 Commerce Street
Wellsburg, West Virginia 26070 (1)                 85,700                9.2

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166 (2)                       89,000                9.5

J. David Rosenberg
3436 Vista Avenue
Cincinnati, Ohio 45208 (3)                         56,669                6.1


                                      -2-



Stephen M. Gagliardi
1015 Commerce Street
Wellsburg, West Virginia (4)                       49,911                5.2

_____________________
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The board of directors of the bank has appointed a committee consisting of non-employee directors Chesson, Holloway, Sperlazza, Teramana, Watson, Young and Bethel to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 56,280 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Jeffrey L. Gendell, Tontine Financial Partners, L.P., and Tontine Management, L.L.C., (collectively, the "Reporting Persons"), is derived from a Schedule 13G, dated February 3, 2003, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with regard to 89,000 shares.
(3) The information as to J. David Rosenberg is derived from a Schedule 13G, dated September 26, 2001, which states that J. David Rosenberg has sole voting and dispositive power with regard to 56,669 shares.
(4)      See "Proposal I -- Election of Directors."


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of Advance Financial Savings Bank (the "Bank"). Two directors will be elected at the Meeting, to serve for a three-year term or until their successor has been elected and qualified.

         William B. Chesson and Stephen M. Gagliardi (the "Nominees") have been nominated by the Board of Directors to serve as a directors. The Nominees are currently members of the Board and have been nominated for three-year terms to expire in 2006.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur on the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of directors and executive officers of the Company, as a group, is also set forth under this caption.


                                                                                             Shares of
                                                                                            Common Stock
                                                        Year First        Current           Beneficially           Percent
                                                        Elected or         Term             Owned as of             Owned
Name and Title                            Age(1)       Appointed(2)      to Expire      September 3, 2003(3)          (%)
--------------                            ------       ------------      ---------      --------------------          ---
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

William B. Chesson                          67             1997             2003              12,355   (4)           1.3
Director
Stephen M. Gagliardi                        55             1983             2003              49,911                 5.2
President, Chief Executive Officer
  and Director

DIRECTORS CONTINUING IN OFFICE

Walker Peterson Holloway, Jr.                54            2002             2005               1,900    (4)           *
Director
John R. Sperlazza                            65            1973             2005              24,361    (4)          2.6
Director
Dominic J. Teramana, Jr.                     59            2002             2005               1,000    (4)           *
Director
Kelly M. Bethel                              43            2000             2004               1,900    (4)           *
Director
William E. Watson                            67            1991             2004              23,855    (4)          2.5
Director
Frank Gary Young                             65            1975             2004              16,355    (4)          1.7
Director
All directors and executive officers of the                                                  163,414                16.6
Company as a group (12 persons)

__________________
(1)  At June 30, 2003.
(2) Refers to the year the individual first became a director of the Company or the Bank. Those directors who were members of the board of directors prior to December 1996 became directors of the Company in December 1996.
(3) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: John R. Sperlazza - 6,325 shares, William B. Chesson - 6,325, Stephen M. Gagliardi - 27,111, William E. Watson - 6,325 shares and Frank Gary Young - 6,325 shares.
(4) Excludes 85,700 shares and 9,999 shares of Common Stock held under the ESOP and the Restricted Stock Plan ("RSP"), respectively, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
*    Less than 1% of the Common Stock outstanding.

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees for Directors:

         William B. Chesson is the former President of the Jefferson County Chamber of Commerce and is a member of the Board of Trustees of Jefferson Community College, Steubenville, Ohio. Mr. Chesson is also a member of the Board of Advisors of Franciscan University located in Steubenville.

         Stephen M. Gagliardi is the President and Chief Executive Officer of the Bank and the Company. Mr. Gagliardi is Trustee and Treasurer of the Christ Episcopal Church of Wellsburg. He is the past Director of the West Virginia Appraiser Licensing and Certification Board and past President of the Brooke County Rotary and the Brooke County United Way.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Kelly M. Bethel is a real estate appraiser and president of the Bethel Agency located in Steubenville, Ohio. Mr. Bethel is a member of the Steubenville Board of Realtors, the Ohio Association of Realtors and the National Association of Realtors.

         William E. Watson is an attorney in Wellsburg, West Virginia and has practiced law since 1961. Mr. Watson also serves as counsel for the Bank. He is the Chancellor (General Counsel) of the West Virginia Conference United Methodist Church, Chairman of the Board of Trustees of West Virginia Wesleyan College and Chairman of the Administrative Board of Wellsburg United Methodist Church.

         Frank Gary Young is the former director of the Brooke Hills Park in Wellsburg, West Virginia and is also a member of the board of directors of Healthways Inc. located in Brooke County, West Virginia. Mr. Young is the former Sheriff of Brooke County and prior to 1980, was the owner of Young's Market.

         Walker Peterson Holloway, Jr. is a Senior Vice President of Hazlett, Burt & Watson, Inc., a regional brokerage headquartered in Wheeling, West Virginia. He serves on the boards of Oglebay Institute, West Virginia Northern Community College Foundation, and Tuberculosis Association of Ohio County. He is past president of the Wheeling Rotary Club. Previously he was a member of West Virginia Aeronautics Commission and the West Virginia Business Foundation.

         John R. Sperlazza is retired and was a co-owner of trucking, mining and coal companies.

         Dominic J. Teramana, Jr. is President of Century 21 Teramana-Westling, Inc. in Steubenville, Ohio and Managing Officer of Teramana Enterprises and Hollywood Center, Inc., also in Steubenville, Ohio. He is a member of the Steubenville Board of Realtors, Steubenville Area Chamber of Commerce, Brooke, Hancock, and Jefferson Regional Planning Commission, and the Trinity Hospital Board of Directors.

Executive Officers Who Are Not Directors:

         Steven D. Martino is Vice President of the Company and is Senior Vice President and Chief Operating Officer of the Bank. Mr. Martino is a member of the board of directors of the Brooke County United Way, a member of the advisory board of the West Liberty State College School of Business, and the past President of the Wellsburg Chamber of Commerce. He is also a real estate appraiser licensed by the State of West Virginia.

         Stephen M. Magnone has been Treasurer of the Company and Vice President and Chief Financial Officer of the Bank since September 1998. Prior to September 1998, Mr. Magnone was employed for twelve years with the CPA firm of S.R. Snodgrass, A.C., and prior to his departure with the firm, Mr. Magnone held the position of Vice President. Mr. Magnone currently serves on the corporate board of the Weirton Medical Center, Inc. and also as a member of the medical center's finance committee. He is a past president of the Weirton Rotary Club and has served on numerous committees of the Weirton Area Chamber of Commerce. Mr. Magnone has been a CPA since 1986 and holds active memberships in the American Institute of Certified Public Accountants and the West Virginia Society of CPAs.

         Marc A. DeSantis is Vice President of Investor Relations of the Company and is Senior Vice President of the Bank in charge of the business division. Previous to his appointment as Vice President of the Bank, Mr. DeSantis served as the Senior Vice President of Branch Administration. Mr. DeSantis is President of the Steubenville Country Club, is President of the Family Service Association of Steubenville, and serves as an ambassador for the Jefferson County Chamber of Commerce.

         Florence K. McAlpine is Corporate Secretary of the Company and is Assistant Vice President of Operations of the Bank.

Meetings and Committees of the Board of Directors

         During the fiscal year ended June 30, 2003, the Board of Directors held a total of sixteen meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of June 30, 2003, the Company had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. In selecting the nominees of the Board of Directors, the Nominating Committee is not required to consider persons recommended by stockholders of the Company. The Nominating Committee, which is not a standing committee, met once during the 2003 fiscal year.

         The Compensation and Benefits Committee is comprised of directors Bethel, Young, Sperlazza, Chesson, and Watson. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 2003 fiscal year.

         The Audit Committee is comprised of directors Chesson, Sperlazza, Teramana, Holloway and Young. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for Nasdaq Stock Market issuers. The Board of Directors has adopted a written audit committee charter, which is attached to this proxy statement as Appendix A. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met four times during the 2003 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management. The Audit Committee reviewed and discussed the audited financial statement for the year ended June 30, 2003 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant. The Audit Committee discussed with S.R. Snodgrass, A.C. ("S.R. Snodgrass"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with S.R. Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  William B. Chesson, Chairman
                  W. Peterson Holloway, Jr.
                  John R. Sperlazza
                  Dominic J. Teramana, Jr.
                  Frank Gary Young

         Audit Fees. The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended June 30, 2003 and 2002 were $32,000 and $29,200, respectively.

         Audit Related Fees. There were no fees billed by Snodgrass for assurance and related services related to the performance of the audit of the Company's annual financial statements and to the review of the financial statements in the Company's Form 10-QSB filings for the years ended June 30, 2003 and 2002.

         Tax Fees. The aggregate fees billed by Snodgrass for professional services rendered for tax compliance, tax advice and tax planning for the years ended June 30, 2003 and 2002 were $7,000 and $7,000, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

         All Other Fees. The aggregate fees billed by Snodgrass for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $4,250 and $4,500, respectively, for the years ended June 30, 2003 and 2002, and consisted of consultations of tax valuations related to business combinations.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended June 30, 2003 members of the Board of Directors received a monthly retainer of $700 and a meeting fee of $200 for each meeting attended through December 31, 2002. Effective January 1, 2003, the meeting fee was increased to $300. Board members receive $100 for attendance at each committee meeting. For the fiscal year ended June 30, 2003, total fees paid by the Bank to Directors were $124,900.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                      Annual Compensation
                                        -----------------------------------------------
Name and                     Fiscal                                    Other Annual          All Other
Principal Position            Year      Salary ($)     Bonus ($)   Compensation ($)(1)   Compensation($)
------------------            ----     ----------      ---------   -------------------   ---------------
Stephen M. Gagliardi          2003      142,637          15,000           15,313             13,375(2)
  President and Chief         2002      120,366          12,500           13,893             13,760
  Executive Officer           2001      114,724          10,000           13,857             14,180

____________________________
(1) For 2003, 2002 and 2001, other annual compensation consisted of directors fees of $13,400, $11,700 and $11,600, respectively, and an automobile allowance of $1,913, $2,193 and $2,257, respectively.
(2) For the year ended June 30, 2003, consists of a contribution of $158 for term life insurance, a matching contribution of $4,047 to the 401(k) plan, and 917 shares of stock allocated under the ESOP at a total cost of $9,170. (At June 30, 2003, the ESOP shares had an aggregate market value of $20,862).

Other Benefits

         Employment Agreement. The Bank entered into an employment agreement with Stephen M. Gagliardi, President and Chief Executive Officer of the Bank (the "Agreement"). The Agreement has a three-year term. Under the Agreement, Mr. Gagliardi's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gagliardi without just cause, Mr. Gagliardi will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Gagliardi will be paid in a lump sum an amount equal to 2.99 times his five year average taxable compensation. In the event of a change in control at June 30, 2003, Mr. Gagliardi would have been entitled to a lump sum payment of approximately $340,773.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Mr. Gagliardi and held by him as of June 30, 2003. The Company has not granted to Mr. Gagliardi any stock appreciation rights.

                            Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                            -------------------------------------------------------------------------

                                                                      Number of Securities            Value of Unexercised
                                 Shares                              Underlying Unexercised           In-The-Money Options
                               Acquired on          Value            Options at FY-End (#)                at FY-End ($)
Name                          Exercise (#)      Realized($)(1)     Exercisable/Unexercisable      Exercisable/Unexercisable(1)
----                          ------------      --------------     -------------------------      ----------------------------
Stephen M. Gagliardi               --                 --                  27,111 / 0                    $108,444 / $ 0

_______________________
(1) Based upon an exercise price of $18.75 per share and estimated price of $22.75 at June 30, 2003.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
      PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass was the Company's independent public accountants for the 2003 fiscal year. The Board of Directors has appointed S.R. Snodgrass to be its accountants for the fiscal year ending June 30, 2004, subject to ratification by the Company's stockholders. A representative of S.R. Snodgrass is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF S.R. SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 1015 Commerce Street, Wellsburg, West Virginia 26070, on or before May 27, 2004. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than August 30, 2004.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ADVANCE FINANCIAL BANCORP, 1015 COMMERCE STREET, WELLSBURG, WEST VIRGINIA 26070.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Florence K. McAlpine
                                              ----------------------------------
                                              Florence K. McAlpine
                                              Corporate Secretary



Wellsburg, West Virginia
September 24, 2003

                                                                      APPENDIX A
                            ADVANCE FINANCIAL BANCORP
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of Advance Financial Bancorp (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The independent auditors shall report directly to the Audit Committee.

         The Committee is granted the authority to investigate any activity of the Company and it is empowered with:

          o sole authority to appoint, determine the funding for the outside auditors in accordance with Section 10A(m)(2) of the Securities Exchange Act of 1934 (the "Act");

          o the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and

          o the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

         The Committee shall:

          o Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

          o Receive on an annual basis a written statement from the independent auditors detailing all relationships between the independent auditors and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

          o Discuss with the independent auditors SAS 61 matters, as may be, modified or supplemented.

          o Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls and (4) cooperation received from management in the conduct of the audit.

          o Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the independent auditors of:

               (1)  all critical accounting policies and practices to be used;
               (2)  all  alternative   treatments   within  generally   accepted
                    accounting principles and practices related to material items that have been discussed with management, including:
                    (i)  ramifications   of   the   use  of   such   alternative
                         disclosures and treatments; and
                    (ii) the treatment preferred by the auditor; and
               (3) other material written communications between the auditor and the management, such as any management letters or schedule of unadjusted differences.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Review interim results with the Company's financial officer and the independent auditors prior to the public announcement of financial results and the filing of the Form 10-QSB.

          o Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Discuss with management and the independent auditors, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

         The Audit Committee shall pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Act. The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

Committee Membership

         The membership of the Audit Committee shall be composed of at least three directors each of whom (i) meets the definition of "independence" as defined by Rule 4200(a)(15) of the Rules of the Nasdaq Stock Market, as may be modified or supplemented, (ii) meets the criteria for independence set forth in Section

10A(m)(3) of the Act, and (iii) is a nonexecutive director free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

         All members of the Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall possess the qualifications to serve as an "audit committee financial expert" as defined by Rule 4350(d)(2)(A)(ii) of the Rules of the Nasdaq Stock Market, as may be modified or supplemented. The designation of a person as an "audit committee financial expert" does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the audit committee in the absence of such designation.

Committee Meetings

         The Audit Committee shall meet at least four times per year or more frequently as circumstances require, and, at least once each year, have separate private meetings in executive sessions with the independent auditors, management and the internal auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy statement for the annual meeting of stockholders of the Company at least every three years.

--------------------------------------------------------------------------------
                           ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 2003
--------------------------------------------------------------------------------

        The undersigned hereby appoints the Board of Directors of Advance Financial Bancorp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Wintersville office, 805 Main Street, Wintersville, Ohio, on October 21, 2003, at 9:00 a.m., local time, and at any and all adjournments thereof, in the following manner:

                                                         FOR   WITHHELD
                                                         ---   --------

1. The election of directors as nominees listed
   below (except as marked to the contrary):             |_|     |_|

                  William B. Chesson
                  Stephen M. Gagliardi

   (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)



    ----------------------------------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------

2.  The ratification of the appointment of S.R.
    Snodgrass, A.C., as independent accountants of the
    Company for the fiscal year ending June 30, 2004.    |_|     |_|       |_|


         The Board of Directors recommends a vote "FOR" the above listed propositions.



--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 24, 2003 and the 2003 Annual Report.



Dated: __________ __, 2003


Please check this box if you are planning to attend the Meeting. |_|




-------------------------                        -------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



-------------------------                        -------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------